UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018

RTW RETAILWINDS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-32315 (Commission File Number)	33-1031445 (IRS Employer Identification No.)

330 West 34th Street
9th Floor
New York, New York 10001
(Address of principal executive offices, including  Zip Code)

(212) 884-2000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers;  Election of Directors;  Appointment of Certain Officers;  Compensatory Arrangements of Certain Officers.

(b)                  Effective December 3, 2018, John M Worthington no longer serves as President and Chief Operating Officer of RTW Retailwinds, Inc., formerly known as New York & Company, Inc. (the “Company”).  In connection with Mr. Worthington no longer being employed by the Company, the Company is in the process of entering into a separation agreement with Mr. Worthington which is expected to include the payment of severance benefits consistent with a termination without cause in accordance with the terms of his Letter Agreement of Employment, dated as of October 24, 2014, as described in the Company’s 2018 Proxy Statement.

(c)                   Effective December 3, 2018, Sheamus Toal was promoted to the role of Chief Operating Officer and will continue to serve as Executive Vice President, Chief Financial Officer. Mr. Toal joined the Company in 2004, serving in roles with increasing responsibility, including Executive Vice President, Chief Financial Officer and Chief Accounting Officer, serving as the Company’s Controller and has been designated as its Principal Accounting Officer since 2004. Prior to his employment with the Company, Mr. Toal was Vice President and Controller of Footstar, Inc. (a specialty retailer) from 2002 to 2004 and was its Controller from 2001 to 2002. Prior to that, Mr. Toal served in a variety of senior financial management positions with Standard Motor Products, Inc. from 1997 to 2001. Mr. Toal began his career with KPMG LLP where he served in various roles, including a management level position within KPMG’s Manufacturing, Retail and Distribution Group. Mr. Toal holds a B.S. in Accounting from St. John’s University. Mr. Toal is a Certified Public Accountant in the state of New York.

Item 7.01  Regulation FD.

On December 3, 2018, RTW Retailwinds, Inc. issued a press release announcing that John M Worthington will no longer serve as its President and Chief Operating Officer, effective immediately. In addition, the Company announced that Sheamus Toal was promoted to the role of Chief Operating Officer and will continue to serve as the Company’s Executive Vice President, Chief Financial Officer.

A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibit

Exhibit No.	Description
99.1	Press release issued on December 3, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK & COMPANY, INC.

/s/ Sheamus Toal
Date: December 6, 2018	Name:	Sheamus Toal
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer